                                                                  EXECUTION COPY




                              AMENDED AND RESTATED


                                AGREEMENT AMONG


                              CERTAIN STOCKHOLDERS


                           OF PAGEMART WIRELESS, INC.


                                  DATED AS OF


                                  MAY 10, 1996

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                     I.  DEFINITIONS

    1.1  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1


                                                 II.  REGISTRATION RIGHTS

    2.1  Request for Registration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    2.2  Request for Registration by FERSA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
    2.3  Company Registration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    2.4  Obligations of the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
    2.5  Furnish Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
    2.6  Expenses of Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
    2.7  Expenses of Company Registration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    2.8  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    2.9  Contribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
    2.10 Reports Under the Exchange Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    2.11 Limitations on Subsequent Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    2.12 Lock-Up  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
    2.13 Termination of Registration Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


                                                  III.  VOTING AGREEMENT

    3.1  Agreement to Vote for Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
    3.2  Agreement of Voting Parties to Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    3.3  Specification of Designees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    3.4  Covenant of Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    3.5  Shares Legends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    3.6  Board Observers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    3.7  Stock Splits, Stock Dividends, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    3.8  Citizenship of FERSA Designee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    3.9  Committees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29


                                       IV.  SPECIAL PROVISIONS APPLICABLE TO FERSA

    4.1  Restrictions on Transfer of the FERSA Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    4.2  Special FERSA Transfer Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    4.3  Legend   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    4.4  Pledging of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


                                   V.  RIGHTS AND OBLIGATIONS WITH RESPECT TO TRANSFERS

    5.1  [Intentionally left blank.]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    5.2  Tag-Along Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

    5.3  Rights to Compel Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    5.4 [Intentionally left blank.]   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
    5.5  Restrictions on Transfer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
    5.6  Investors' Lock-Up Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
    5.7  Termination of Certain Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    5.8  Certain Other Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    5.9  Restrictions on Transfers by Regulated Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    5.10 Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38


                                                        ARTICLE IV

                                                [Intentionally Left Blank]



                                                   VII.  MISCELLANEOUS

    7.1  Effective Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
    7.2  Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
    7.3  Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
    7.4  Withdrawal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    7.5  Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    7.6  Special Provision with Respect to JPM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
    7.7  References to Shares of Common Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
    7.8  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
    7.9  Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    7.10 Titles and Subtitles   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    7.11 Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    7.12 Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    7.13 Aggregation of Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    7.14 Plan Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
    7.15 Other Agreements; Transactions with Affiliates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
    7.16 Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                              AMENDED AND RESTATED
                      AGREEMENT AMONG CERTAIN STOCKHOLDERS



             AGREEMENT dated as of May 10, 1996, among PageMart Wireless, Inc. (f/k/a PageMart Nationwide, Inc.) (the "Company") and certain of the holders of common stock of the Company listed on the signature pages hereof.

             WHEREAS, the Company expects to consummate its Initial Public Offering (as defined below) in the near future;

             WHEREAS, the Company and the parties to this Agreement wish to effect certain changes to the Agreement upon the consummation of the Initial Public Offering;

             NOW, THEREFORE, the parties hereto agree as follows:


                                I.  DEFINITIONS

             1.1 Definitions. (a) The following terms, as used herein, have the following meanings:

             "Accel" means Accel Telecom L.P., Accel Investors '89 L.P., Accel III L.P., Ellmore C. Patterson, Anne H. Patterson, Brandywine Trust Company, et. al, Trustees U/A 5/4/56 FBO Jane C. Beck, Brandywine Trust Company, Trustee U/A 2/10/56 FBO Michael E. Patterson, Brandywine Trust Company, Trustee U/A 2/10/56 FBO Robert E. Patterson, Brandywine Trust Company, Trustee U/A 2/10/56 FBO David C. Patterson, Brandywine Trust Company, Trustee U/A 2/10/56 FBO Thomas H.C. Patterson, Maria W. Patterson, C/F Eloise C. Patterson U/NYUGMA, Maria W. Patterson, C/F David G. Patterson U/NYUGMA, Maria W. Patterson, C/F Daphne D. Patterson U/NYUGMA, Michael E. Patterson & Elena C. Patterson, Trustees U/A 9/6/90 FBO Anne H. Patterson, Michael E. Patterson & Elena C. Patterson, Trustees U/A 9/6/90 FBO Elena A. Patterson, Michael E. Patterson & Elena C. Patterson, Trustees U/A 3/12/92 FBO Michael E. Patterson, Jr., collectively.

             "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, whether through the ownership of voting securities, by contract or otherwise and includes, in the case of any Person that is a trust or is acting through a nominee, any successor trustee or nominee.

             "BTIP" means BT Investment Partners, Inc.

             "Class A Common Stock" means Class A Convertible Common Stock, par value $.0001 per share, of the Company, having the terms set forth in the Amended and Restated Certificate of Incorporation of the Company.

             "Class B Common Stock" means Class B Convertible Non-Voting Common Stock, par value $.0001 per share, of the Company having the terms set forth in the Amended and Restated Certificate of Incorporation of the Company.

             "Class C Common Stock" means Class C Convertible Non-Voting Common Stock, par value $.0001 per share, of the Company having the terms set forth in the Amended and Restated Certificate of Incorporation of the Company.

             "Class D Common Stock" means Class D Convertible Non-Voting Common Stock, par value $.0001 per share, of the Company, having the terms set forth in the Amended and Restated Certificate of Incorporation.

             "Common Stock" means the Voting Capital Stock and the Non-Voting Capital Stock.

             "Communications Act" means the Communications Act of 1934, as amended.

             "Duly Endorsed" means, with respect to any stock certificate, duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by duly executed stock powers.

             "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 2510.3(3) of ERISA subject to part 4 of Subtitle B of Title I of ERISA or to section 4975 of the Code.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             "Exclusivity Period" means the period commencing on June 9, 1994 and expiring on February 1, 1996, provided, however, that FERSA may, at its option, extend the Exclusivity Period for 270 days following February 1, 1996. Notwithstanding the immediately preceding sentence, if PageMart de Mexico, S.A. de C.V. obtains the License, and FERSA and the Company shall enter into definitive agreements as contemplated by the Letter of Intent between the Company and FERSA, dated as of June 9, 1994 prior to the date on which the Exclusivity Period would otherwise expire, the Exclusivity Period shall continue through June 30, 1998.

             "FERSA" means Fomento Empresarial Regiomontano, S.A. de C.V. and its transferees Leadership Investments Ltd., Empresas La Moderna, S.A. de C.V. and Seguros Comercial America, S.A. de C.V.

             "FERSA Closing Date" means August 4, 1994.

             "FERSA Shares" means the shares of Common Stock of the Company sold to FERSA pursuant to the terms of the FERSA Subscription Agreement.

             "FERSA Subscription Agreement" means the FERSA Subscription Agreement dated as of June 9, 1994 between the Company and FERSA.

             "First Plaza Group" means First Plaza Group Trust.

             "Holder" means each holder of Common Stock which is a party to this Agreement and any transferee or assignee thereof that shall become a party to this Agreement in accordance with Section 7.3(a) and giving effect to the provisions of Section 7.13.

             "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes adoptive relationships.

             "Initial Public Offering" means the first Public Offering following the date hereof following which the Common Stock is Publicly Traded.

             "Institutional Investors" means the Morgan Stanley Shareholders, Accel, First Plaza Group, JPM, TDCGL and BTIP.

             "JPM" means J.P. Morgan Capital Corporation and Sixty Wall Street Fund 1995, L.P.

             "License" means a license and all other licenses, approvals, permits and consents necessary or desirable in the reasonable judgment of the Company in connection with the business of providing one-way and two-way paging and related nation-wide services and utilizing the 929.6625 Mhz and 929.7125 Mhz frequencies on an exclusive basis throughout Mexico.

             "Major Holder" means each Holder that beneficially owns an aggregate of at least 1,000,000 shares of Common Stock.

             "Management Holders" means John D. Beletic, G. Clay Myers, Daniel Hay, Todd A. Bergwall, Kenneth L. Hilton, Sandra D. Neal, Homer L. Huddleston, Douglas S. Glen, Carol W. Dickson, Richard S. Nelson, Frances W. Hopkins, Lawrence H. Wecsler, Vick T. Cox, Douglas H. Kramp, Paul L. Turner, Jack D. Hanson, Roger C. Linquist and Thomas C. Keys and such other members of management of the Company as may become parties hereto from time to time.

             "Material Adverse Change" means a material adverse change in the condition (financial or otherwise), business, assets, or results or operations of the Company.

             "Morgan Stanley Shareholders" means the MS Merchant Banking Funds and the MS Venture Capital Funds.

             "MSCI" means Morgan Stanley Capital Investors, L.P., a Delaware limited partnership.

             "MSCP" means Morgan Stanley Capital Partners III, L.P., a Delaware limited partnership.

             "MSCP 892" means MSCP 892 Investors, L.P.

             "MS Merchant Banking Funds" means MSLEF, MSCI, MSCP 892 and MSCP, collectively.

             "MSLEF" means The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership.

             "MSVCF" means Morgan Stanley Venture Capital Fund, L.P., a Delaware limited partnership.

             "MSVCF CV" means Morgan Stanley Venture Capital Fund II, C.V., a Netherlands Antilles limited liability partnership.

             "MSVCF II" means Morgan Stanley Venture Capital Fund II, L.P., a Delaware limited partnership.

             "MSVI" means Morgan Stanley Venture Investors, L.P., a Delaware limited partnership.

             "MS Venture Capital Funds" means MSVCF, MSVCF II, MSVCF CV and MSVI, collectively.

             "Non-Voting Capital Stock" means the Class B Common Stock, Class C Common Stock and Class D Common Stock.

             "Operating Company" means an "operating company" within the meaning of Department of Labor Regulation Section 2510.3-101(c) or successor rule or regulation, as from time to time amended and in effect.

             "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

             "Plan Assets" means "plan assets" within the meaning of Department of Labor Regulation Section 2510.3-101(c) or successor rule or regulation, as from time to time amended and in effect.

             "Public Offering" means any primary or secondary public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

             "Publicly Traded" means, with respect to the Common Stock at any time, that at such time the Common Stock shall be listed on a national securities exchange or quotation system and at least 10% of the then outstanding Common Stock shall have been distributed to the public in one or more Public Offerings and shall be beneficially owned by Persons other than the Holders or any of their respective Affiliates.

             "Pulsar Control Shareholders" means the controlling shareholder of Multicorp, S.A. de C.V., as set forth in its registry of shareholders on June 9, 1994, and his spouse, and their respective ancestors, siblings and lineal descendants, and any trust created for the benefit of any such persons or any of their respective Affiliates.

             "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

             "Registrable Securities" means any shares of Common Stock now or hereafter owned by any Holder and any shares of Common Stock Transferred in a transaction in which the rights of the transferor under Article II of this Agreement with respect to such shares are assigned in accordance with Section 7.3(a) or 7.3(b); provided that "Registrable Securities" shall not include any shares of Common Stock that may be sold without restriction pursuant to Rule 144(k) (or any successor rule) under the Securities Act or are otherwise freely transferable in the United States or to a United States person without registration and without restriction under the Securities Act (as supported, if requested by any Holder, by an opinion of counsel to the Company in form and substance reasonably satisfactory to the Holder).

             "Regulated Stockholder" shall have the meaning ascribed to that term in the Amended and Restated Certificate of Incorporation of the Company.

             "Restricted Period" means the period commencing on the closing date of the Company's Initial Public Offering and ending on the first anniversary of such date, provided that

             (i) if such first anniversary date shall occur during an Investors' Lock-Up Period, the Restricted Period shall terminate concurrently with the expiration of such Investors' Lock-Up Period;

             (ii) if such first anniversary date shall occur during an Underwriter's Lock-Up Period, the Restricted Period shall terminate concurrently with the expiration of (A) such Underwriter's Lock-Up Period, if no Investors' Lock-Up Period shall follow immediately thereafter or (B) the Investors' Lock-Up Period, if any, immediately following such Underwriter's Lock-Up Period; and

             (iii) if the Restricted Period would otherwise terminate during a period in which the Company has elected to defer the filing of a registration statement in accordance with the provisions of
             Section 2.1(d)(i) or 2.2(d)(i), the Restricted Period shall be extended and shall terminate concurrently (A) with Underwriter's Lock-Up Period following such offering, if no Investors' Lock-Up shall follow immediately thereafter, or (B) the Investor's Lock-Up Period, if any, following such Underwriters' Lock-Up Period.

             "SEC" means the Securities and Exchange Commission.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Stock Issuance Plan" means the Amended and Restated 1991 Stock Issuance Plan of the Company.

             "Stock Option Plan" means the Amended and Restated 1991 Stock Option Plan of the Company.

             "TDCGL" means Toronto Dominion Capital Group Ltd.

             "Third Party" means any Person (other than an Affiliate of the MS Merchant Banking Funds) that proposes to purchase shares of Common Stock from the MS Merchant Banking Funds in an arm's length transaction.

             "Transfer" means transfer, sell, assign, pledge or otherwise dispose of.

             "Voting Capital Stock" means the Class A Common Stock.

             (b) Each of the following terms is defined in the Section set forth opposite such term:

    TERM                                               SECTION
    ----                                               -------
    Accel Designee                                     Section 3.1(a)
    Beletic                                            Section 3.1(a)
    Board Representative                               Section 3.6(a)
    Compelling Holders                                 Section 5.3(a)
    Compelled Sale Offer                               Section 5.3(a)
    Compelled Sale Purchaser                           Section 5.3(a)
    Compelled Sale Offer Price                         Section 5.3(a)
    Compelled Sale Notice                              Section 5.3(b)
    Compelled Sale Notice Date                         Section 5.3(b)
    Controlled Subsidiary                              Section 5.9(a)
    Designating Party                                  Section 3.1(b)
    Effective Date                                     Section 7.1
    Family Transferee                                  Section 5.8
    FERSA Designee                                     Section 3.1(a)
    Initiating Holders                                 Section 2.1(b)
    Inspectors                                         Section 2.4(i)
    Investors' Lock-Up Period                          Section 5.6(e)
    Linquist                                           Section 3.1(a)
    Maximum Percentage Number                          Section 5.6(e)
    MS Designees                                       Section 3.1(a)
    MSCP Designee                                      Section 3.1(a)
    MSLEF Designee                                     Section 3.1(a)
    MSVCF Designee                                     Section 3.1(a)
    MSVCF II Designee                                  Section 3.1(a)

    Parent                                             Section 5.9(a)
    Participating Holder                               Section 5.2(a)(ii)
    Tag-Along Notice                                   Section 5.2(a)(ii)
    Tag-Along Notice Date                              Section 5.2(a)(i)
    Tag-Along Notice Period                            Section 5.2(a)(ii)
    Tag-Along Offer                                    Section 5.2(a)(i)
    Tag-Along Offer Price                              Section 5.2(a)(i)
    Tag-Along Offer Notice                             Section 5.2(a)(i)
    Tag-Along Purchaser                                Section 5.2(a)(i)
    Tag-Along Ratio                                    Section 5.2(b)(i)
    Tag-Along Shares                                   Section 5.2(a)(i)
    Transfer Date                                      Section 5.2(a)(iii)
    Underwriter's Lock-Up Period                       Section 2.12
    Voting Parties                                     Section 3.1(a)
    Voting Shares                                      Section 3.1(a)

                            II.  REGISTRATION RIGHTS

             2.1  Request for Registration.

             (a) If the Company shall, at any time more than six (6) months after an Initial Public Offering, receive a written request from Holders, that the Company file a registration statement under the Securities Act covering the registration of a number of shares equal to at least 3 million shares of Common Stock (or a lesser number if such number represents a majority of the Registrable Securities then outstanding), then the Company shall, within ten
(10) days of the receipt thereof, give written notice of such request to all Holders of Registrable Securities. Each such Holder shall have twenty (20) days to notify the Company in accordance with the provisions of Section 7.11 of the number of Registrable Securities such Holder proposes to sell. The Company shall, subject to the limitations of subsections 2.1(b), (c) and (d), use its best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. Unless the Holders of a majority of the Registrable Securities to be registered shall consent in writing, no other party (including the Company) shall be permitted to offer securities under such demand registration.

             (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in subsection 2.1(a). The book-running managing underwriter and any additional investment bankers and managers to be used in connection with the offering will be selected by the Company; provided, that such managing underwriter and additional investment bankers and managers shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. Notwithstanding any other provision of this Section 2.1, if the managing underwriter or underwriters advise the Initiating Holders in writing that the size of the offering that the Holders, the Company and such other persons (if any) intend to make is such that the success of the offering would be materially and adversely affected by inclusion of all of the Registrable Securities requested to be included, then the number of shares of Registrable Securities to be included in the underwriting shall be reduced pro rata (according to the Registrable Securities proposed for the registration) to the extent necessary; provided, however, that the Company shall first reduce entirely all securities other than Registrable Securities prior to reducing the number of shares of Registrable Securities to be included in such underwriting.

             (c) The Company shall not be obligated to effect more than one demand registration pursuant to this Section 2.1 in any six-month period. Except as set forth in Section 2.6, a registration will not be counted as a registration pursuant to Section 2.1 until it has become effective.

             (d)     Notwithstanding the foregoing:

                     (i) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period and provided further that if the expiration of the Restricted Period would otherwise occur during the period of such deferral, such deferral shall be permitted only with the prior written consent of the Holders of at least two-thirds of the then outstanding Registrable Securities, it being understood and agreed that any Holder that has requested that Registrable Securities held by such Holder be included in such offering shall be deemed to have given such consent with respect to all Registrable Securities held by such Holder; and

                     (ii) if the Company informs the Initiating Holders that the Company has filed, or is in the process of preparing to file, a Registration Statement for an underwritten offering that includes shares to be sold for the benefit of the Company or FERSA, the filing requested by the Initiating Holders shall be delayed until a date no sooner than 120 days after consummation of such underwritten offering provided that the Company diligently pursues such registration at all times.

             2.2 Request for Registration by FERSA. If, (x) upon expiration of the Exclusivity Period, PageMart de Mexico, S.A. de C.V. (or any other entity controlled directly or indirectly by FERSA and the Company) shall not have obtained the License and (y) the Company shall have completed its Initial Public Offering, then the following provisions shall apply:

             (a) If the Company shall receive a written request from FERSA that the Company file a registration statement under the Securities Act covering the registration of all of the Registrable Securities FERSA shall own at the time such request is made, then the Company shall, within ten
    (10) days of receipt thereof, give written notice of such request to all Holders of Registrable Securities. Each such Holder shall have twenty (20) days to notify the Company in accordance with the provisions of Section
    7.11 of the number of Registrable Securities such Holder proposes to sell. The Company shall, subject to the limitations of subsections 2.2(b), (c) and (d) hereof, use its best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. FERSA shall make no more than two such requests for registration, but FERSA may include in any of its requests Registrable Securities held by an Affiliate or Affiliates of the Pulsar Control Shareholders.

             (b) If FERSA intends to distribute the Registrable Securities covered by its request by means of an underwriting, FERSA shall so advise the Company as a part of its request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). The book-running managing underwriter and any additional investment bankers and managers to be used in connection with the offering will be selected by the Company; provided, however, that such underwriter, additional investment bankers and managers shall be reasonably acceptable to the persons (including the Company) owning a majority of the shares of Common Stock to be registered in such offering. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by FERSA and such Holder) to the extent provided herein. Notwithstanding any other provision of this Section 2.2, if the managing underwriter or underwriters advise FERSA and other Holders participating in such registration in writing that the size of the offering that FERSA, the Holders, the Company and such other persons (if any) intend to make is such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the number of shares of Registrable Securities to be included in the underwriting shall be reduced pro rata (according to the number of Registrable Securities proposed for the registration) to the extent necessary; provided, however, that the Company shall first reduce entirely all securities other than Registrable Securities prior to reducing the number of shares of Registrable Securities to be included in such underwriting.

             (c) The Company is obligated to effect only one (1) such demand registration pursuant to this Section 2.2 in any six-month period. Except as set forth in Section 2.6, a registration will not be counted as a registration pursuant to this Section 2.2 until it has become effective.

             (d)     Notwithstanding the foregoing:

                     (i) if the Company shall furnish to FERSA a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of FERSA; provided, however, that the Company may not utilize this right more than once in any twelve-month period; and provided further that if the expiration of the Restricted Period would otherwise occur during the period of such deferral, such deferral shall be permitted only with the prior written consent of the Holders of at least two-thirds of the then outstanding Registrable Securities, it being understood and agreed that any Holder that has requested that Registrable Securities held by such Holder be included in such offering shall be deemed to have given such consent with respect to all Registrable Securities held by such Holder; and

                     (ii) if the Company informs FERSA that the Company has filed, or is in the process of preparing to file, a Registration Statement for an underwritten offering that includes shares to be sold for the benefit of the Company or other Holders, the filing requested by FERSA shall be delayed until a date no sooner than 120 days after consummation of such underwritten offering provided that the Company diligently pursues such registration at all times.

             2.3 Company Registration. (a) If (but without any obligation to do so) the Company proposes to register any of its equity securities under the Securities Act, in connection with the Public Offering by the Company (following the Initial Public Offering) of such securities solely for cash the Company shall, at such time, promptly (but in no event less than 30 days before the filing date) give each Holder of Registrable Securities written notice of such registration and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as such Holder may request. Upon the written request of each Holder given within twenty (20) days after delivery of such notice by the Company in accordance with Section 7.11, the Company shall, subject to the provisions of Section 2.3(b), cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

             (b) If the underwriters determine in their sole discretion that the total amount of securities, including Registrable Securities, requested by Holders to be included in any Public Offering pursuant to Section 2.3 would materially and adversely affect the success of such offering, then the Company shall be required to include in the offering, in addition to any shares to be registered by the Company, only that number of such Registrable Securities that the underwriters determine in their sole discretion would not materially and adversely affect the success of such offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities proposed to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders).

             2.4     Obligations of the Company.  Whenever required under this
Article II to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for not less than one hundred twenty (120) days (or such shorter period as may be necessary to complete the distribution of such Registrable Securities).

             (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

             (c) Make available to the Holders prior to filing a registration statement or prospectus or any amendment or supplement thereto, copies of such registration statement, prospectus or any amendment or supplement thereto as proposed to be filed, and thereafter, furnish to such Holders such number of copies of such registration statement (in each case including all exhibits thereto and documents incorporated by reference therein) the prospectus, (including a preliminary prospectus, in conformity with the requirements of the Securities Act), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (d) Use its best efforts to (i) register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions in North America as shall be reasonably requested by the Holders and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holders to consummate the disposition of the Registrable Securities owned by them; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (e) In the event of any underwritten Public Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

             (f) Notify each Holder participating in such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of an event requiring the preparation of a supplement or amendment to such prospectus, so that as thereafter delivered to the purchasers of Registrable Securities the prospectus included in such registration statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and promptly make available to each such Holder any such supplement or amendment.

             (g) Use its best efforts to furnish, at the request of any Holder participating in a registration pursuant to this Article II, on the date that the Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article II, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders participating in such registration and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

             (h) After the filing of the registration statement, notify each selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

             (i) Make available at reasonable times for inspection by any selling Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other professional retained by any such Holder or underwriter in connection with such registration (collectively, the "Inspectors"), (provided, that any Inspector shall first have executed a confidentiality agreement in form and substance reasonably satisfactory to the Company,) all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

             (j) Use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

             (k) Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD. In the event the Company lists Registrable Securities pursuant to the foregoing sentence, the Company shall also, if so requested by any Holder, list, in the same manner, any shares of Common Stock then owned by the Holders which, at the time of such listing, are able to be sold without restriction pursuant to Rule 144(k) (or any successor rule) of the Securities Act or are otherwise freely transferable.

             2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such securities.

             2.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications for (x) the first three registrations pursuant to Section 2.1 and (y) for each registration pursuant to Section 2.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 2.1 or 2.2 if the registration request is subsequently withdrawn at the request, in the case of a registration pursuant to Section 2.1, of the Holders of a majority of the Registrable Securities to be registered or at the request, in the case of a registration pursuant to

Section 2.2, of FERSA (in which case all participating Holders shall bear such expenses), unless such Holders, or FERSA, as the case may be, agree to forfeit their right to one demand registration pursuant to Section 2.1 or 2.2, as applicable, (for which the Holders' expenses otherwise would have been borne by the Company pursuant to this Section 2.6); provided, further, however, that if a Material Adverse Change has occurred since the date of the request by the Initiating Holders or FERSA and the Initiating Holders or FERSA, as applicable, have withdrawn their request with reasonable promptness following disclosure by the Company of such Material Adverse Change, then the Holders or FERSA shall not be required to pay any of such expenses but the Company shall pay all such expenses and such payment shall not reduce the number of registrations pursuant to Sections 2.1 or 2.2 for which the Company is obligated to pay registration expenses hereunder. All such expenses in respect of each other registration pursuant to Section 2.1 shall be borne by the Holders, and, if other Persons participate, such other Persons pro rata in proportion to the number of shares being sold by each Holder and other Persons in such registration, or, in case of a registration pursuant to Section 2.2, by FERSA and if the Holders and other Persons participate, such Holders and other Persons participating in such registration pro rata in proportion to the number of shares being sold by each Holder and each other Person in such registration.

             2.7     Expenses of Company Registration.    The Company shall bear
and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.3 for each Holder (which right may be assigned as provided in Section 7.3), including (without limitation) all registration, filing and qualification fees, printer's and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to such Registrable Securities.

             2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Article II:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) of Registrable Securities for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (unless cured in the final prospectus) or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that such untrue statement or omission or alleged untrue statement or omission is based upon written information furnished to the Company expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

             (b) To the extent permitted by law, each selling Holder will severally but not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act or other federal or state law, but only with reference to losses, claims, damages, or liabilities (or actions in respect thereto) caused by written information furnished by such Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities; and each such Holder will severally but not jointly pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided; however, that the indemnity agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this subsection 2.8(b) exceed the net proceeds from the offering received, or which would have been received, by such Holder.

             (c)     Promptly after receipt by an indemnified party under this
    Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

             (d) Each indemnified party and its officers, employees and agents shall cooperate with each indemnifying party in the defense of any claims, losses, damages or liabilities or actions in respect thereof. No indemnifying party shall, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

             (e)     The obligations of the Company and the Holders under this
    Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article II, and otherwise.

             2.9 Contribution. (a) If the indemnification provided for in this Article II is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company and the selling Holders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the selling Holders on the one hand and the underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the selling Holders on the one hand and of the underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the selling Holders or by the underwriters. The relative fault of the Company on the one hand and of each selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             The Company and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such selling Holder exceeds the amount of any damages that such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The selling Holders' obligations to contribute pursuant to this Section 2.9 are several in proportion to the proceeds of the offering received by such selling Holder bears to the total proceeds of the offering received by all the selling Holders and not joint.

             (b)     The obligations of the Company and the Holders under this
Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article II, and otherwise.

             2.10 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other successor or similar rule or regulation of the SEC the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times more than ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

             (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (c) furnish to any Holder so long as such Holder owns any Registrable Securities forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

             2.11 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.1 or 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included or (b) to make a demand registration that could result in such registration statement being declared effective prior to the date set forth in subsection 2.1(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2.1 or

2.2 and for which a demand was made on the Company prior to the demand of such other securityholder.

             2.12 Lock-Up. During the period (the "Underwriter's Lock-Up Period") specified by the Company and an underwriter of Common Stock or other equity securities of the Company, which period shall not exceed 180 days, following the effective date of a registration statement of the Company with respect to such securities filed under the Securities Act each Holder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any equity securities of the Company at any time during such period except the securities included in such registration. The Company agrees, to the extent requested by an underwriter of Registrable Securities being registered pursuant to Section
2.1 or 2.2, (i) not to effect any public sale or public distribution of any equity securities similar to such Registrable Securities, or any securities convertible into or exchangeable or exercisable for such Registrable Securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except to the extent permitted in accordance with the terms hereof) or the commencement of a public distribution of Registrable Securities; and (ii) that any agreement entered into after the date thereof pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 2.12 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

             2.13    Termination of Registration Rights.  The provisions of this
Article II (except for the provisions of Sections 2.8 and 2.9) shall terminate and be of no further effect on the date that is four (4) years following the consummation of the Initial Public Offering.


                             III.  VOTING AGREEMENT

             3.1 Agreement to Vote for Directors. (a) Each of the Morgan Stanley Shareholders, Accel, Roger Linquist

("Linquist"), FERSA, BTIP, TDCGL and John D. Beletic ("Beletic") (collectively referred to herein as the "Voting Parties") agree to vote all of their shares of the Company's Voting Capital Stock now or hereafter owned by them, or that they have the right to vote (the "Voting Shares"), at any regular or special meeting of stockholders of the Company, or in lieu of any such meeting, to give their written consent, in the election or removal of directors of the Company so as to elect, one person designated by MSLEF ("the MSLEF Designee"), one person designated by MSCP (the "MSCP Designee"), one person designated by MSVCF ("MSVCF Designee"), one person designated by MSVCF II ("MSVCF II Designee"), one person designated by FERSA ("FERSA Designee"), one person designated by Accel ("Accel Designee"), and at the direction of the Morgan Stanley Shareholders, up to that number of designees of the Morgan Stanley Shareholders ("MS Designees") that will result in the MS Designees constituting such percentage of the members of the Board of Directors of the Company as the Morgan Stanley Shareholders shall be entitled to designate in accordance with subsection 3.1(c) hereof. The Voting Parties agree to vote their Voting Shares for the removal (including removal for no cause) of any director upon instructions to that effect from the party who designated such director, provided a replacement is concurrently designated by such party and elected.

             (b) (i) If requested by any of the Holders entitled to designate a director pursuant to Section 3.1(a) (each, "Designating Party") the Voting Parties hereby agree to call, or cause the appropriate officers and directors of the Company to call, a special meeting of stockholders of the Company and to vote all of the Voting Shares owned or held of record by such Voting Parties for, or to take all actions by written consent in lieu of any such meeting necessary, to increase the number of directors of the Board of Directors to enable the Voting Parties to elect the designee of such Designating Party or to cause the removal (with or without cause) of any such designee if (but only if) such Designating Party requests such director's removal for any reason. Any Designating Party shall have the right to designate a new nominee in the event any designee of such Designating Party shall be so removed or shall vacate his directorship for any reason.

             (ii) In the event of the resignation or removal of any director elected to the Board of Directors who is not a designee of any Designating Party, the vacancy created by such removal or resignation shall be filled by action of the remaining members of the Board of Directors, provided that only such number of MS Designees as shall not constitute a majority of such remaining members of the Board of Directors shall be permitted to participate in any such action.

             (c) (i) The Morgan Stanley Shareholders shall have the right to designate and have elected pursuant hereto one-half of the members of the Board of Directors only for so long as the total number of shares of Common Stock of the Company held by the Morgan Stanley Shareholders constitutes at least fifty percent (50%) of the outstanding Common Stock of the Company.

             If such percentage ownership shall fall below 50%, the number of directors that the Morgan Stanley Shareholders shall have the right to designate and have elected pursuant hereto shall be reduced, subject to the provisions of Section 3.1(c)(ii), to the number of directors which constitutes a percentage representation on the Board of Directors equal to the Morgan Stanley Shareholders' aggregate percentage ownership of the outstanding Common Stock of the Company, rounded down to the next lowest whole number. If necessary in order to give effect to the requirements of the preceding sentence in a manner consistent with the requirements of Section 3.1(c)(ii), the parties agree to take all action necessary to cause the number of members of the Board of Directors to be increased, and the vacancies created thereby shall be filled by action of the remaining members of the Board of Directors; provided, that only such number of MS Designees as shall represent the Morgan Stanley Shareholders' aggregate percentage ownership of the outstanding Common Stock of the Company shall be permitted to participate in such action.

             The parties agree to take all necessary action so that, notwithstanding any other provision of this Agreement, at no time shall Persons who are officers, directors, Affiliates or employees of any Morgan Stanley Shareholder or of any Affiliate of any Morgan Stanley Shareholder constitute more than one-half of the members of the Board of Directors of the Company.

             (ii) MSLEF, MSCP, MSVCF, MSVCF II and Accel shall each maintain its right to designate and have elected pursuant hereto one member of the Board of Directors as set forth in paragraph (a) above for so long as the total number of shares of Common Stock of the Company held by each of them constitutes at least 7.5% of the outstanding Common Stock of the Company provided that any of such Persons shall continue to have such right so long as its ownership exceeds 2% of the Company's outstanding Common Stock if such Person shall reasonably determine that the continued possession of such right is necessary or desirable in order for such

Person to qualify as a "venture capital operating company" within the meaning of Department of Labor Regulation Section 2510.3-101, as amended.

             (iii) FERSA shall maintain its right to designate one member of the Board of Directors as set forth in paragraph 3.1(a) until the earlier of (x) the date as of which FERSA ceases to beneficially own a number of shares of the capital stock of the Company equal to the lesser of (A) all the FERSA Shares purchased by FERSA under the FERSA Subscription Agreement and (B) 5% of the outstanding capital stock of the Company and (y) the expiration of the Exclusivity Period.

             (d) For so long as the MS Merchant Banking Funds hold at least 7.5% of the Company's Common Stock, the Company will not amend the Restated Certificate or the Company's Bylaws to eliminate the right of stockholders of the Company to take action upon written consent without a meeting, without prior notice and without a vote as provided in Section 11 of the Company's Bylaws, and each of the Voting Parties agrees to take all action necessary to prevent any such amendment.

             (e) The Holders (other than JPM) shall take all actions necessary to ensure that the Board of Directors of the Company shall consist of at least eight members, and, in the event the number of members of the Board of Directors is increased, the total number of members of the Board of Directors shall, if requested by the Morgan Stanley Shareholders, be an even number.

             3.2 Agreement of Voting Parties to Vote. The Voting Parties agree to vote their Voting Shares for the election of directors in accordance with Section 3.1 and as directed by the Secretary of the Company, in the manner set forth below at any regular or special meeting of stockholders of the Company, or in lieu of any such meeting, to give their written consent. The Secretary of the Company shall notify the Voting Parties as to any such meeting or written consent. The Secretary shall then give uniform instructions to each Voting Party to vote its Voting Shares so as to accomplish the purposes of
Section 3.1 and copies of all such instructions shall be sent to each Voting Party. To the extent any Voting Party fails to cast a vote with respect to any of its Voting Shares, such Voting Party hereby irrevocably appoints the Secretary of the Company the proxy of such Voting Party, with full power of substitution, to vote in accordance with this Agreement all of the Voting Shares that the undersigned is entitled to vote. Each such proxy shall be considered coupled with an interest and is given by each Voting Party in consideration of the proxy of the other Voting Parties hereto and of the other covenants set forth herein.

             3.3 Specification of Designees. In the event of an action for the purpose of electing directors, the Company shall provide written notice thereof to be delivered to the Voting Parties not later than thirty (30) days before the date on which the Board's nominations are to be made (the "Nomination Date"). Within twenty-five (25) days of receipt of such notice from the Company, the Voting Parties shall notify the Company of the identity of their respective Designees. Such time periods may be shortened upon receipt of a written waiver from all Voting Parties, provided the Company has been notified of the identity of their respective Designees. Promptly upon receipt of notification of the Designees, the Company shall deliver written notice of such designees to each of the Voting Parties (whether by means of notice of meeting or otherwise).

             3.4 Covenant of Company. Other than as required by law, the Company hereby agrees and covenants to each party hereto (other than JPM) that it will not give effect to any votes cast for the purpose of electing directors in contravention of this Agreement.

             3.5 Shares Legends. The certificates representing the shares of Common Stock of the Holders shall bear a legend in substantially the following form until the termination of all of the restrictions on transfer under this Agreement:

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED AGREEMENT AMONG STOCKHOLDERS OF PAGEMART NATIONWIDE, INC. DATED AS OF SEPTEMBER 19, 1995, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST.

             3.6 Board Observers. (a) So long as First Plaza Group, or JPM, as the case may be, holds not less than 4% of the Common Stock the Company, the Company will give such holder written notice of each meeting of its Board of Directors and each committee thereof at the same time and in the same manner as notice is given to the directors (which notice shall be confirmed in writing to each such Person), and the Company will permit a representative of each such holder (each, a "Board Representative") to attend as an observer all meetings of its Board of Directors and all committees thereof; provided that in the case of telephonic meetings conducted in accordance with the Company's bylaws and applicable law, such Board Representatives shall be given the opportunity to listen to such telephonic meeting. Such Board Representatives shall also be provided with all written materials and other information (including, without limitation, copies of minutes of meetings) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or any committee thereof, the Company shall give written notice thereof to each such Board Representative promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall pay the reasonable out-of-pocket expenses of such Board Representatives incurred in connection with attending such board and committee meetings.

             (b) Prior to receiving any written information or materials referred to in Section 3.6(a) or attending any meetings of the Board of Directors or any of its committees, each of First Plaza Group and JPM shall be required to execute a confidentiality agreement in form and substance satisfactory to the Company and First Plaza Group or JPM, as applicable, and shall agree to use any such materials or information only for the purpose of evaluating and monitoring the investment of First Plaza Group or JPM, as the case may be, in the Company and otherwise in compliance with applicable law.

             (c) Each of First Plaza Group and JPM agrees to cause its respective Board Representative to abstain from participation in the proceedings of the Board of Directors of the Company in circumstances where, were such Board Representative a member of such Board of Directors, such member would abstain from participation due to an actual or potential conflict of interest.

             3.7 Stock Splits, Stock Dividends, Etc. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Voting Shares shall become subject to this Agreement, for purposes of this Agreement and shall be endorsed with the applicable legends as set forth in Section 3.5 and 4.3 hereof.

             3.8 Citizenship of FERSA Designee. So long as the size of the board of directors of the Company is such that -- consistent with the proportion of directors of the Company who, pursuant to Section 310(b)(4) of the Communications Act, may (without special permission) be aliens -- the Company may have at least one director who is not a U.S. citizen, FERSA shall be entitled to name a non-U.S. citizen as the FERSA Designee. In no event shall any FERSA Designee be elected as a director if such election would violate applicable provisions of the Communications Act, or any rules, regulations or policy statements promulgated thereunder or issued with respect thereto. Notwithstanding the foregoing, subject to the provisions of Section 3.1 and to the extent permitted by law, FERSA shall be entitled to designate a U.S. citizen, if it so elects.

             3.9 Committees. So long as the Morgan Stanley Shareholders hold securities representing at least 10% of the outstanding Common Stock of the Company, the Company shall establish and maintain compensation and audit committees of its Board of Directors, each consisting of up to four directors. Accel, and those members of the Board of Directors who are not MS Designees, shall each be entitled to designate one director on each such committee and the Morgan Stanley Shareholders shall be entitled to designate up to two directors on each such committee. All action taken by such committees shall require the affirmative vote of a majority of the directors of such committee. The Company hereby covenants and agrees that all compensation matters shall be presented to and approved by such compensation committee.


                  IV.  SPECIAL PROVISIONS APPLICABLE TO FERSA

             4.1 Restrictions on Transfer of the FERSA Shares. Except as otherwise provided in Section 4.2 below, until the earliest of (i) the third anniversary of the FERSA Closing Date, (ii) the date as of which the Morgan Stanley Shareholders shall cease to own at least 50% of the number of shares of Common Stock of the Company beneficially owned by the Morgan Stanley Shareholders as of the FERSA Closing Date (as such number may be adjusted from time to time to reflect stock splits, stock dividends, and other similar events), and (iii) the date as of which any person other than the Morgan Stanley Shareholders shall acquire beneficial ownership of capital stock having a majority of the voting power in the Company, FERSA agrees not to sell, transfer, pledge, assign, or otherwise dispose of the FERSA Shares, except to Affiliates of the Pulsar Control Shareholders.

             4.2 Special FERSA Transfer Rights. In addition to the rights of FERSA under Article II hereof, if (a) upon the expiration of the Exclusivity Period PageMart de Mexico, S.A. (or any other entity controlled directly or indirectly by FERSA and the Company) shall not have obtained a License, and (b) as of such date, the Company is not Publicly Traded, then the provisions of Section 4.1 shall cease to apply and FERSA shall have the right to transfer all or any portion of the FERSA Shares to one or more third parties, subject to the approval of the Company, which approval shall not be unreasonably withheld, provided that (i) FERSA shall deliver to the Company, upon the Company's request, an opinion of counsel to the effect that such transfer is exempt from registration under the Securities Act and (ii) any such transferee shall agree to be bound by the terms of this Agreement.

             4.3 Legend. Each certificate for any FERSA Share shall include a legend in substantially the following form:

             "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED AGREEMENT AMONG SHAREHOLDERS OF PAGEMART NATIONWIDE, INC. DATED AS OF SEPTEMBER 19, 1995, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM PAGEMART NATIONWIDE, INC."

             4.4 Pledging of Shares. Any Holder other than FERSA may pledge, hypothecate or otherwise encumber its shares of Common Stock. Any Holder which shall pledge, hypothecate or otherwise encumber its shares of Common Stock shall give written notice to any pledgee of the terms of this Agreement.


              V.  RIGHTS AND OBLIGATIONS WITH RESPECT TO TRANSFERS

             5.1     [Intentionally left blank.]

             5.2 Tag-Along Rights. (a)(i) If the MS Merchant Banking Funds propose to transfer in a transaction or series of related transactions (other than pursuant to Rule 144 under the Securities Act) a number of shares of Common Stock which, together with all other Common Stock previously transferred by the MS Merchant Banking Funds, is greater than 10% of the number of shares of Common Stock owned by the MS Merchant Banking Funds as of the date hereof (collectively, the "Tag-Along Shares") to one or more Third Parties (a "Tag-Along Purchaser") pursuant to a bona fide offer to purchase (a "Tag-Along Offer"), the MS Merchant

Banking Funds shall provide written notice (the "Tag-Along Offer Notice") of such Tag-Along Offer to the Company and each Holder, in the manner set forth in this Section 5.2 (the date of receipt of such notice by each such party being the "Tag-Along Notice Date"). The Tag-Along Offer Notice shall identify the Tag-Along Purchaser, the number of shares of Common Stock proposed to be purchased by the Tag-Along Purchaser, the Tag-Along Ratio (as defined in Section 5.2(b)(i)), the consideration offered per share of Common Stock (the "Tag-Along Offer Price") and any other material terms and conditions of the Tag-Along Offer and, in the case of a Tag-Along Offer in which the Tag-Along Offer Price consists in part or in whole of consideration other than cash, such information relating to such consideration as the Company may reasonably request in order to evaluate such non-cash consideration.

             (ii) The Tag-Along Offer Price paid to any Holder shall be not less than the highest price paid per share of Common Stock to the MS Merchant Banking Funds pursuant to the Tag-Along Offer and the remaining terms shall be no less favorable than those granted to the MS Merchant Banking Funds. Each of the Holders that wishes to accept the Tag-Along Offer ("Participating Holder"), shall, within 15 Business Days after the Tag-Along Notice Date (the "Tag-Along Notice Period"), provide the MS Merchant Banking Funds with an irrevocable written notice (a "Tag-Along Notice") specifying the number of shares of Common Stock that such Holder wishes to transfer, and shall simultaneously provide a copy of such Tag-Along Notice to the Company.

             (iii) Not less than five Business Days prior to the proposed date of any sale pursuant to a Tag-Along Offer (the "Transfer Date"), which date may not be earlier than 10 Business Days after the termination of the Tag-Along Notice Period, the MS Merchant Banking Funds shall notify the Company and each Participating Holder of the Transfer Date. Not less than two Business Days prior to the Transfer Date, each Participating Holder shall deliver to the MS Merchant Banking Funds the Duly Endorsed certificate or certificates representing the shares of Common Stock to be transferred pursuant to such offer by the Holders, together with a limited power-of-attorney authorizing the MS Merchant Banking Funds to transfer such shares of Common Stock pursuant to the terms of the Tag-Along Offer and the provisions hereof and all other documents required to be executed in connection with such Tag-Along Offer.

             (b) (i) Each Participating Holder shall have the right to transfer (and the MS Merchant Banking Funds shall reduce the number of their shares of Common Stock to be sold by a corresponding amount), pursuant to the Tag-Along Offer, a number of shares of Common Stock equal to the product of the total number of shares of Common Stock offered to be purchased by the Tag-Along Purchaser as set forth in such Tag-Along Offer multiplied by a fraction (the "Tag-Along Ratio"), the numerator of which shall be the aggregate number of shares of Common Stock owned by such Holder and the denominator of which shall be the number of shares of Common Stock owned by the Participating Holders and the MS Merchant Banking Funds.

             (ii) If at the termination of the Tag-Along Notice Period any Holder shall not have accepted the Tag-Along Offer, such Holder will be deemed to have waived any and all of its rights under this Section 5.2 with respect to the transfer of any of its shares of Common Stock pursuant to such Tag-Along Offer (as set forth in the relevant Tag-Along Offer Notice).

             (c) The MS Merchant Banking Funds shall have 90 days from the conclusion of the Tag-Along Notice Period in which to consummate the transfer contemplated by the Tag-Along Offer to the Tag-Along Purchaser at the price and on the terms contained in the Tag-Along Offer Notice. If, prior to the expiration of such 90-day period any Compelled Sale Notice shall be delivered pursuant to Section 5.3, the right of the MS Merchant Banking Funds to effect such transfer shall terminate and the provisions of Section 5.3 shall apply. Any material change in the terms of the Tag-Along Offer (it being understood that any reduction in price is material) will require the submission of a new Tag-Along Offer Notice and the recommencement of compliance with all of the other applicable provisions of this Section 5.2. If, at the end of such 90-day period, the MS Merchant Banking Funds have not completed the transfer contemplated by the Tag-Along Offer Notice, the right of the MS Merchant Banking Funds to effect such transfer shall terminate, and the Tag-Along Shares subject to such proposed transfer shall again be subject to all the restrictions on sale or other disposition and other provisions contained in this Agreement.

             (d) Substantially concurrently with the consummation of the transfer of shares of Common Stock pursuant to the Tag-Along Offer, the MS Merchant Banking Funds shall notify the Holders, shall remit to each of the Holders the total sales price specified in the Tag-Along Offer Notice of the shares of Common Stock of such Holder transferred pursuant thereto, and shall furnish such other evidence of such transfer (including the time of completion) and the terms thereof as may be reasonably requested by such Holders.

             (e) No Holder shall be required to make any representation or warranty in connection with the Tag-Along Offer other than as to such Holder's ownership and authority to transfer, free of liens, claims and encumbrances, the shares of Common Stock proposed to be transferred by it.

             (f)     JPM shall (i) have no rights under this Section 5.2. and
(ii) not be a "Holder" for purposes of this Section 5.2.

             5.3 Rights to Compel Sale. (a) The Holders of a number of shares of Voting Capital Stock equal to or in excess of 67% of the Voting Capital Stock ("Compelling Holders") shall have the right, in connection with a bona fide offer (a "Compelled Sale Offer") by a Third Party (a "Compelled Sale Purchaser") to purchase for either cash, securities of a class registered under
Section 12 of the Exchange Act (or immediately convertible into such a class of securities) or any combination thereof all of the shares of Common Stock and any other equity securities of the Company held by the Compelling Holders, exercisable as set forth below, to require, to the extent permitted by law, each and every one (but not less than every one) of the Holders to sell all, but not less than all, of the shares of Common Stock then held by such Holders, to the Compelled Sale Purchaser, for the same consideration per share of Common Stock (the "Compelled Sale Offer Price") and otherwise on the same terms and conditions upon which the Compelling Holders sell their shares of Common Stock. In the event any securities are issued by a Third Party to Holders in connection with a Compelled Sale, such securities shall not be subject to any contractual restrictions on resale for a period longer than three months following their issuance, and such Third Party shall agree to register the transaction in which any such securities are issued to Holders under the Securities Act.

             (b) If the Compelling Holders elect to exercise their right to compel sale pursuant to this Section 5.3, the Compelling Holders shall deliver written notice (a "Compelled Sale Notice") of the Compelled Sale Offer to each Holder and the Company, setting forth the Compelled Sale Offer Price, the identity of the Compelled Sale Purchaser and the other terms and conditions thereof. Each Holder shall deliver to a representative of the Compelling Holders designated in the Compelled Sale Notice in escrow, not less than five Business Days before the proposed date of consummation of the Compelled Sale Offer, the Duly Endorsed certificate or certificates representing all of the shares of Common Stock owned by such Holder, together with a limited power-of-attorney authorizing the Compelling Holders to transfer such shares of Common Stock to the Compelled Sale Purchaser pursuant to the terms of the Compelled Sale Offer at the Compelled Sale Offer Price, and in accordance with the provisions hereof.

             The Compelling Holders shall have 90 days from the date the Compelled Sale Notice is received by the Holders (the "Compelled Sale Notice Date") to sell to the Compelled Sale Purchaser at the Compelled Sale Offer Price all of the shares of Common Stock subject to the Compelled Sale Offer. Immediately after completion of any such sale pursuant to this Section 5.3, the Compelling Holders shall notify the Company and each Holder of such completion and shall furnish such evidence of such sale (including time of completion) and of the terms thereof as the Company or any Holder may request. The Compelling Holders shall substantially concurrently with such closing also remit to each Holder the proceeds of such sale attributable to the sale of such Holder's shares of Common Stock immediately upon receipt thereof; provided that if any Holder fails to deliver the certificates for its shares of Common Stock to the designated representative of the Compelling Holders in accordance with this
Section 5.3(b), the Compelling Holders shall hold such proceeds in escrow until such defaulting Holder so delivers such certificates. If any sale to a Compelled Sale Purchaser is not completed by the expiration of the 90-day period referred to in this Section 5.3(b), then, without prejudice to the Compelling Holders' right to seek to compel a sale under this Section 5.3 in the future, the Compelling Holders shall return to each Holder all certificates representing the shares of Common Stock of such Holder.

             (c) No Holder required to sell shares of Common Stock pursuant to a Compelled Sale Offer shall be required to make any representation or warranty in connection with such Compelled Sale Offer other than as to such Holder's ownership and authority to transfer, free of liens, claims and encumbrances, the shares of Common Stock proposed to be sold by it.

             (d)     JPM shall (i) have no rights or obligations under this
Section 5.3 and (ii) not be a "Holder" for the purposes of this Section 5.3.

             5.4     [Intentionally left blank.]

             5.5 Restrictions on Transfer. During the Restricted Period, Holders other than FERSA and JPM shall not Transfer any shares of Common Stock except in a sale pursuant to the provisions of Article II or as otherwise required or permitted under Sections 5.2, 5.3, or 5.6 hereof.

             5.6 Investors' Lock-Up Period. (a) If any Institutional Investor shall sell any shares of Common Stock in the Initial Public Offering or in any other Public Offering consummated during the Restricted Period, during the Investor's Lock-Up Period relating to such Public Offering each Holder shall be permitted to Transfer a number of shares of Common Stock equal to such Holder's Maximum Percentage Number less (i) in the case of each Holder (including Management Holders) the number of shares of Common Stock sold by such Holder in such Public Offering and (ii) in the case of any Management Holder, the number of shares of Common Stock sold pursuant to Section 5.6(b) hereof.

             (b) In addition to the rights set forth in Section 5.6(a), during the Restricted Period (except during any Underwriter's Lock-Up Period) each Management Holder shall be permitted to Transfer up to 10% of the number of shares of Common Stock owned by such Management Holder as of the closing date of the Initial Public Offering less the number of shares of Common Stock sold by such Management Holder in any Public Offering or otherwise pursuant to Section 5.6(a).

             (c)     For purposes of any determination under Section 5.6(a) or
Section 5.6(b), each Management Holder shall be deemed to own as of any date
(i) any outstanding shares owned by such Holder as of such date, minus (ii) any shares acquired upon exercise of options held by such Holder as of May 11, 1995, plus (iii) the shares of Common Stock underlying any options to purchase Common Stock held by such Management Holder as of May 11, 1995, (iv) plus the shares of Common Stock underlying any other options to purchase Common Stock that are fully vested as of the date of the expiration of the Underwriter's Lock-Up Period in respect of the Initial Public Offering.

             (d) Any Transfer of shares of Common Stock under Section 5.6(a) shall be either (x) a sale made in compliance with Rule 144 under the Securities Act or (y) in the case of an Institutional Investor, a dividend or other distribution in kind of such shares to the partners, shareholders or other holders of the equity interests in such Institutional Investor.

             (e) For purposes of this Section 5.6, the following terms shall have the meanings set forth below:

             "Investors' Lock-Up Period" means the period commencing on the date of the expiration of the Underwriter's Lock-Up Period in respect of the Initial Public Offering and any other Public Offering consummated during the Restricted Period in which any Institutional Investor shall have sold any shares of Common Stock and ending 90 days thereafter.

             "Maximum Percentage Number" means with respect to any Public Offering and any Holder, the number of shares of Common Stock held by such Holder immediately prior to such Public Offering multiplied by the highest ratio of shares of Common Stock sold by any Institutional Investor in such Public Offering, measured as against the number of Common Shares owned by such Institutional Investor immediately prior to such Public Offering.

             (f)     JPM shall have no rights under this Section 5.6.

             5.7 Termination of Certain Provisions. (a) The provisions of Sections 5.3, 5.5 and 5.6 shall terminate on the earlier to occur of (i) the end of the Restricted Period or (ii) the date on which the Morgan Stanley Shareholders shall own, in the aggregate, less than 20% of the outstanding Common Stock; provided, however, that if the Morgan Stanley Shareholders' ownership shall be reduced to less than, in the aggregate, 20% of the outstanding Common Stock immediately following the consummation of a Public Offering, then the provisions of Section 5.6 shall continue to apply until the expiration of the Investors' Lock-Up Period in respect of such Public Offering.

             5.8 Certain Other Transfers. Notwithstanding any other provision of this Agreement, each Management Holder shall be permitted to Transfer by means of gift or bequest shares of Common Stock to members of the Immediate Family of such Management Holder ("Family Transferee"), provided that
(i) any such Family Transferee shall agree to be bound by the terms of this Agreement applicable to the shares of Common Stock so transferred and (ii) the terms of any such transfer shall provide that any actions required or permitted to be taken hereunder (including the delivery of notices) with respect to the shares so transferred shall be permitted to be taken only by the transferor, as agent for the transferee, and (iii) no such Transfer shall relieve any such Management Holder of any obligations under this Agreement with respect to any shares so transferred.

             5.9 Restrictions on Transfers by Regulated Stockholders. (a) Notwithstanding the termination of any provision of this Agreement or anything to the contrary which may be contained within this Agreement, no Regulated Stockholder may Transfer any shares of Class C Common Stock, except (i) to the Company, the Morgan Stanley Shareholders or any stockholder or group of stockholders of the Company that, immediately prior to such Transfer, control a majority of the Company's Voting Capital Stock; (ii) to the ultimate parent corporation (a "Parent") of such Regulated Stockholder or any wholly-owned direct or indirect subsidiary of such Parent ("a Controlled Subsidiary"); (iii) pursuant to Section 5.2 or 5.3 of this Agreement, in a transaction in which such Regulated Stockholder was not the stockholder proposing such transaction;
(iv) in connection with any merger, consolidation or reorganization of the Company; (v) in any Public Offering or an open market sale pursuant to Rule 144 under the Securities Act (or any successor rule or regulation); (vi) in a private sale (otherwise than to the Company, the Morgan Stanley Shareholders, any stockholder or group of stockholders of the Company that, immediately prior to such Transfer, control a majority of the Company's Voting Stock, a Parent, a Controlled Subsidiary of such Parent, or pursuant to Sections 5.2, 5.3 or 5.9(iv) of this Agreement), provided that the Regulated Stockholder (a) shall have first offered to the Company the right to purchase all of such shares of Class C Common Stock being sold pursuant to a written offer which shall have been open to acceptance for a period of at least ten days, for cash at a price which did not exceed the price obtained in the private sale, and (b) shall not knowingly sell or otherwise Transfer to any single person or group of persons acting in concert a number of shares of Class C Common Stock which, if converted into Voting Capital Stock, would represent more than 2 percent of the Voting Capital Stock then outstanding; or (vii) upon the advice of counsel to such Regulated Stockholder that such Transfer is permitted under the laws and regulations applicable to such Regulated Stockholder.

             (b) Notwithstanding anything in this Agreement to the contrary, in the event it becomes unlawful for any Regulated Stockholder to continue to hold some or all of the shares of Common Stock held by it such stockholder may Transfer its shares of Common Stock, and the Company shall use commercially reasonable efforts to assist such stockholder in disposing of its shares in a prompt and orderly manner.

             (c) Any Transfers of shares of Common Stock by any Regulated Stockholder, including Transfers made pursuant to Section 5.9, shall be made only in compliance with all other provisions of this Agreement.

             (d)     The provisions of this Section 5.9 shall not apply to JPM.

             5.10 Further Assurances. To the extent that the exercise of any right or the performance of any obligation by any Holder under Sections 5.2, 5.3, 5.5 and 5.6 shall be prohibited by law, such Holder and the other parties hereto agree to cooperate in good faith in any reasonable and lawful alternative arrangements designed to provide such Holder or such other parties, as the case may be, the economic benefit from the exercise of such right or the performance of such obligation, provided that no party shall enter into any such arrangement that would, in the reasonable judgment of the Company, be materially adverse to the business of the Company.

                                   ARTICLE VI

                          [Intentionally left blank.]

                              VII.  MISCELLANEOUS

             7.1 Effective Date. This Agreement, as amended and restated as of May 10, 1996, shall become effective (the "Effective Date") on the later to occur of the date (i) as of which the Company, the Holders of a majority of the outstanding shares of Voting Capital Stock and the Holders of at least 75% of the outstanding shares of Voting Capital Stock held by Major Holders shall have delivered duly executed counterparts hereof, or (ii) the Company shall have consummated its Initial Public Offering, provided that such date shall occur on or before December 31, 1996. Until the occurrence of the Effective Date the Amended and Restated Agreement among Certain Stockholders of PageMart Nationwide, Inc. dated as of September 19, 1995 shall continue in full force and effect.

             7.2 Information. The Company hereby agrees to provide each Holder with a copy of any report filed by the Company at the SEC pursuant to any reporting obligations to which the Company may be subject under Sections 13 and 15 of the Exchange Act, or if the Company is not subject to Sections 13 or 15 of the Exchange Act, such quarterly or annual financial information as would have been required if subject to such provisions.

             7.3 Successors and Assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except as otherwise provided below or elsewhere in this
Agreement:

             (a) Rights of Holders of Registrable Securities under Article II may be assigned or transferred by a Holder (with all related obligations) to a transferee or assignee of such securities, provided, however, that after giving effect to such assignment or transfer, such transferee (if not already a Holder prior to such transfer or assignment) holds at least 1,000,000 shares of Registrable Securities, provided, further, any Management Holder may assign or transfer his or her respective rights under Article II to any assignee or transferee of securities owned by such Management Holder to a member of the Immediate Family of such Management Holder or any trust for the benefit of any such person.

             (b) (i) The rights of FERSA to cause the Company to register Registrable Securities pursuant to Section 2.2 may be assigned by FERSA to any transferee of at least 50% of the FERSA Shares, provided that the total number of demand registrations FERSA and any such transferee may make under Section
2.2 shall not exceed two; and (ii) all other rights and obligations of FERSA under this Agreement shall, upon a transfer of FERSA Shares by FERSA to an Affiliate of the Pulsar Control Shareholders, become the rights and obligations of such transferee (without regard to Sections 7.3(d) and 7.3(e) hereof).

             (c) The right to designate directors to the Board of Directors of the Company granted under Article III shall not be transferable. However, each Voting Party agrees not to transfer any voting capital stock, unless and until the person to whom such shares are to be transferred agrees in writing to vote the shares to elect the other Voting Parties' designees in accordance herewith and acknowledges it shall not be entitled to designate any directors under Article III; provided that the foregoing shall not apply to any transfer of shares (i) in or following the consummation of the Initial Public Offering or (ii) in a transfer in compliance with Rule 144 under the Securities Act, unless such transfer is a transfer of all of the shares of voting capital stock of such Voting Party to one third party.

             (d) Any transferee or assignee (including any transferees or assignees of the MS Merchant Banking Funds and FERSA) that, after giving effect to such transfer or assignment, shall own (i) at least 100,000 shares of Common Stock, shall be subject to the provisions of Section 2.12 hereof, solely in connection with an Initial Public Offering and (ii) at least 1,000,000 shares of Common Stock, shall be subject to the provisions of Sections 2.12, 5.2, 5.3, 5.5, 5.6, 5.7 and 7.5 hereof.

             (e) Any assignee or transferee of any Holder (other than in any transfer or sale in a Public Offering, pursuant to Rule 144 under the Securities Act, or on a national securities exchange or automated quotation system) shall be required, prior to the effective date of such transfer, to execute an agreement in form and substance satisfactory to the Company by which such transferee shall agree to assume the obligations under this Agreement of the transferor to the extent applicable and specifying the rights under this Agreement to which such transferee shall be entitled, and thereupon such transferee shall be deemed to be a "Holder" for purposes of this Agreement, except that, a transferee or assignee that, after giving effect to such transfer, shall subject to Section 7.13 own less than 1,000,000 shares of Common Stock shall not be deemed a "Holder" for purposes of this Agreement.

             (f) The Company shall not permit the transfer of any shares of voting capital stock on its books or issue a new certificate representing any such shares, otherwise than in compliance with the terms of this Agreement.

             7.4 Withdrawal. Following the Restricted Period any Holder which, on such date, (i) shall own less than 3% of the shares of Common Stock then outstanding (calculated on the same basis as the Maximum Management Percentage), and (ii) is not a Management Holder, may elect to cease to be a Holder for any and all purposes of this Agreement by giving notice to the Company of such Holder's intention to withdraw in accordance with the provision of Section 7.11 hereof.

             7.5 Amendments. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of a majority of the shares of Voting Common Stock then owned by the Holders; provided, however, that (i) any amendment or waiver of Article II hereof (including definitions incorporated therein) that treats any Holder in a manner less favorable than other

Holders shall only be effective as to the Holder so treated with its or their prior written consent and, without limiting the foregoing, Section 2.2 may not be amended without FERSA's consent; (ii) the provisions of Section 3.6 (including definitions incorporated therein) may only be amended or waived with the prior written consent of First Plaza Group and JPM; (iii) the provisions of Sections 5.2 and 5.3 (including definitions incorporated therein) may not be amended or waived in any manner that is adverse to the interests of Holders entitled to rights thereunder without the prior written consent of the holders (other than JPM) of 75% of the shares of Voting Common Stock held by Major Holders; (iv) any amendment pursuant to clauses (i) through (iii) above that treats any Holder in a manner less favorable than other Holders shall only be effective as to the Holder so treated with its or their prior written consent;
(v) Section 3.1 (including definitions incorporated therein) may only be amended to reduce or eliminate a Person's representation on the Company's Board of Directors with the consent of the Person adversely affected; (vi) any amendment to Section 7.13(a), (b), (c), (d), (e) and (f) shall require the consent of Accel, FERSA, JPM, BTIP, the Morgan Stanley Shareholders and First Plaza Group, respectively; (vii) any amendment or waiver of Section 5.6(b) hereof which shall adversely affect the Management Holders may only be effected with the consent of one-third of the Management Holders; and (viii) if under any provisions of this Section 7.5 the amendment or waiver of any provision of this Agreement requires the consent of a Holder or of the Holders of a specified number of shares of Voting Common Stock, such provision may only be amended or waived with the consent of such Holder or Holders, as the case may be.

             7.6 Special Provision with Respect to JPM. JPM shall have no rights or obligations under Sections 3.1, 4.1 and 4.2 and shall not be permitted to seek enforcement of the terms of such Sections. Each of Sections 3.1, 4.1 and 4.2 may be amended without the consent of JPM.

             7.7 References to Shares of Common Stock. Each reference to a number of shares of Common Stock (or a percentage) of the Company owned by a Holder made for the purpose of determining the rights and obligations of such Holder with respect to such shares shall be adjusted to reflect stock splits, stock dividends, recapitalizations and similar events.

             7.8 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New

York without reference to the principles of conflicts of law thereunder.

             7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             7.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             7.11 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or 5 days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties; provided, however, that notice to parties residing outside the United States shall be deemed given only upon personal delivery via telex, telegram or telefax and after confirmation of receipt thereof.

             7.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             7.13 Aggregation of Stock. (a) All shares of the Common Stock held or acquired by the Accel entities or persons shall be aggregated together for the purpose of determining the availability of any rights of Accel under this Agreement.

             (b) All shares of Common Stock held or acquired by FERSA and any Affiliate of the Pulsar Control Shareholders to which FERSA transfers any FERSA Shares shall be aggregated together for the purpose of determining the availability of any rights of FERSA under this Agreement.

             (c) For purposes of determining whether such Person is a "Holder" or a "Major Holder" under the Agreement, all the shares of Common Stock held by JPM and a transferee or assignee of JPM that is an Affiliate of JPM shall be aggregated.

             (d) For purposes of determining whether such Person is a "Holder" or a "Major Holder" under this Agreement, all shares of Common Stock held by BTIP and a transferee or assignee of BTIP that is an Affiliate of BTIP shall be aggregated.

             (e) For purposes of determining whether such Holders are a "Major Holder" under this Agreement, all the shares of Common Stock held or acquired by the MS Merchant Banking Funds shall be aggregated and the shares held or acquired by the MS Venture Capital Funds shall be aggregated.

             (f) For purposes of determining whether such Person is a "Holder" or a "Major Holder" under this Agreement, all shares of Common Stock held by First Plaza Group and a transferee or assignee of First Plaza Group that is an Affiliate of the First Plaza Group shall be aggregated.

             7.14 Plan Assets. The Company is and will be an Operating Company and none of the underlying assets of any of the Company or its subsidiaries are or will be deemed to be Plan Assets with respect to First Plaza Group or any Employee Benefit Plan which owns stock of the Company or which is affiliated with First Plaza Group and/or any other owner of the stock of the Company.

             7.15 Other Agreements; Transactions with Affiliates. (a) There are no agreements relating to the Company or to the investment of any Major Holder in the Company between the Company or any of the Morgan Stanley Shareholders, on the one hand, and the Company or any other Major Holder, on the other hand, other than this Agreement, the FERSA Subscription Agreement and the letter agreement dated August 4, 1994 between MSLEF and FERSA.

             (b) The Company will not enter into any transaction with any Major Holder or with any Affiliate of any Major Holder, except upon fair and reasonable terms no less favorable to the Company than could be obtained at the time of such transaction in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate. The foregoing shall not apply to transactions (i) approved by a majority of the disinterested members of the Board of Directors or for which the Company has obtained a fairness opinion of a nationally recognized investment banking firm, (ii) the payment of amounts to Morgan Stanley

& Co. Incorporated or its Affiliates pursuant to underwriting, advisory or placement agreements or (iii) loans and advances to officers or employees made in the ordinary course of business.

             7.16 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained herein and therein and supersedes and terminates all prior and contemporaneous agreements and understandings of the parties or among certain of the parties.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                      PAGEMART WIRELESS, INC.


                                      By
                                         ----------------------------
                                          John D. Beletic
                                           President


                     Address:         6688 North Central Expressway
                                      Suite 800
                                      Dallas, Texas  75206



                                      THE MORGAN STANLEY LEVERAGED EQUITY
                                      FUND II, L.P.


                                      By MORGAN STANLEY LEVERAGED EQUITY
                                      FUND II, INC., its General Partner


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020



                                      MORGAN STANLEY CAPITAL PARTNERS
                                        III, L.P.
                                      By:      MSCP III, L.P.,
                                                 its General Partner
                                      By:      Morgan Stanley Capital
                                                 Partners III, Inc.,
                                                 its General Partner


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020

                                      MORGAN STANLEY CAPITAL INVESTORS,
                                        L.P.
                                      By:      MSCP III, L.P.
                                                 its General Partner
                                      By:      Morgan Stanley Capital
                                                 Partners III, Inc.,
                                                 its General Partner


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020



                                      MSCP III 892 INVESTORS, L.P.
                                      By:      MSCP III, L.P., its general
                                                 partner
                                      By:      Morgan Stanley Capital
                                                 Partners III, Inc., its
                                                 general partner

                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020



                                      MORGAN STANLEY VENTURE CAPITAL
                                        FUND II, L.P.
                                      By:      Morgan Stanley Venture
                                                 Partners II, L.P.,
                                                 its General Partner
                                      By:      Morgan Stanley Venture Capital
                                                 II, Inc., its Managing
                                                 General Partner


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020

                                      MORGAN STANLEY VENTURE CAPITAL
                                        FUND, L.P.
                                      By:  Morgan Stanley Venture
                                                 Partners L.P.,
                                                 its General Partner
                                      By:  Morgan Stanley Venture
                                                 Capital Inc.,
                                                 its Managing General Partner


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020



                                      MORGAN STANLEY VENTURE CAPITAL FUND
                                        II, C.V.
                                      By:  Morgan Stanley Venture
                                                 Partners II, L.P.,
                                                 its General Partner
                                      By:  Morgan Stanley Venture
                                                 Capital II, Inc.,
                                                 its Managing General Partner



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020

                                      MORGAN STANLEY VENTURE INVESTORS,
                                        L.P.
                                      By:  Morgan Stanley Venture
                                                 Partners II, L.P.,
                                                 its General Partner
                                      By:  Morgan Stanley Venture
                                                 Capital II, Inc.,
                                                 its Managing General Partner



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         1221 Avenue of the Americas
                                      New York, New York 10020



                                      FIRST PLAZA GROUP TRUST

                                      By: MELLON BANK, N.A., TRUSTEE
                                          (as directed by General Motors
                                          Investment Management Corporation)



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         c/o Mellon Bank, N.A.
                                      One Mellon Bank Center
                                      Pittsburgh, PA 15258-0001
                                      Attention: Bernadette Rist

                                      General Motors Investment
                                         Management Corporation
                                      767 5th Avenue
                                      New York, NY 10153
                                      Attention:  Kathryn T. Stokel
                                                  Robert D. Cromwell

                                      J.P. MORGAN CAPITAL CORPORATION



                                      By
                                         ----------------------------
                                         Name:
                                         Title:



                                      SIXTY WALL STREET FUND 1995, L.P.
                                      By:  Sixty Wall Street Corporation



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         60 Wall Street
                                      New York, New York  10260



                                      ACCEL TELECOM L.P.

                                      By Accel Telecom Associates, L.P.,
                                      its General Partner



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         One Palmer Square
                                      Princeton, NJ  08542



                                      ACCEL INVESTORS '89 L.P.



                                      By
                                         ----------------------------
                                         Name:
                                         Title

                     Address:         One Palmer Square
                                      Princeton, NJ  08542

                                      ACCEL III L.P.

                                      By:  Accel III Associates L.P.
                                           its General Partner



                                      By
                                         ----------------------------
                                         Name:
                                         Title

                     Address:         One Palmer Square
                                      Princeton, NJ  08542



                                      BT INVESTMENT PARTNERS, INC.



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         130 Liberty Street
                                      25th Floor
                                      New York, New York  10006
                                      Attention:  Mr. Brian Talbot
                                                  Vice President


                                      LEADERSHIP INVESTMENTS LTD.


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         c/o FOMENTO EMPRESARIAL
                                      REGIOMONTANO, S.A. DE C.V.,
                                      Venecia 835-5
                                      Col. Mitras Sur
                                      Monterrey, N.L. 64020
                                      Mexico

                                      EMPRESAS LA MODERNA, S.A. DE C.V.


                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         c/o FOMENTO EMPRESARIAL
                                      REGIOMONTANO, S.A. DE C.V.,
                                      Venecia 835-5
                                      Col. Mitras Sur
                                      Monterrey, N.L. 64020
                                      Mexico



                                      SEGUROS COMERCIAL AMERICA,
                                      S.A. DE C.V.



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address:         c/o FOMENTO EMPRESARIAL
                                      REGIOMONTANO, S.A. DE C.V.,
                                      Venecia 835-5
                                      Col. Mitras Sur
                                      Monterrey, N.L. 64020
                                      Mexico



                                      TD CAPITAL GROUP, LTD.




                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                     Address: Ernst & Young Tower, 20th floor P.O. Box 1, Toronto Dominion Centre Toronto, Ontario
                                      M5K 1A2
                                      Canada

                                      ELLMORE C. PATTERSON
                                      ANNE H. PATTERSON
                                      BRANDYWINE TRUST COMPANY, ET. AL,
                                               TRUSTEES U/A 5/4/56 FBO JANE
                                               C. BECK
                                      BRANDYWINE TRUST COMPANY, TRUSTEE
                                               U/A 2/10/56 FBO MICHAEL E.
                                               PATTERSON
                                      BRANDYWINE TRUST COMPANY, TRUSTEE
                                               U/A 2/10/56 FBO ROBERT E.
                                               PATTERSON
                                      BRANDYWINE TRUST COMPANY, TRUSTEE
                                               U/A 2/10/56 FBO DAVID C.
                                               PATTERSON
                                      BRANDYWINE TRUST COMPANY, TRUSTEE
                                               U/A 2/10/56 FBO THOMAS H.C.
                                               PATTERSON
                                      MARIA W. PATTERSON, C/F ELOISE C.
                                               PATTERSON U/NYUGMA
                                      MARIA W. PATTERSON, C/F DAVID
                                               G. PATTERSON U/NYUGMA
                                      MARIA W. PATTERSON, C/F DAPHNE
                                               D. PATTERSON U/NYUGMA
                                      MICHAEL E. PATTERSON & ELENA C.
                                               PATTERSON, TRUSTEES U/A
                                               9/6/90 FBO ANNE H. PATTERSON
                                      MICHAEL E. PATTERSON & ELENA C.
                                               PATTERSON, TRUSTEES U/A 9/6/90
                                               FBO ELENA A. PATTERSON
                                      MICHAEL E. PATTERSON & ELENA C.
                                               PATTERSON, TRUSTEES U/A
                                               3/12/92 FBO MICHAEL E.
                                               PATTERSON, JR.



                                      By:  Kaplan, Choate Management
                                             Inc.
                                             as Investment Manager



                                      By
                                         ----------------------------
                                         Name:
                                         Title:

                            Address:  c/o Kaplan Choate & Co.
                                      880 Third Avenue
                                      New York, NY 10022

                                      UNITED MISSOURI BANK OF KANSAS
                                      CITY, N.A. FOR THE BENEFIT OF
                                      GARI L. CHEEVER



                                      By
                                         ----------------------------

                     Address:         1010 Grand
                                      P.O. Box 419226
                                      Kansas City, MO  64141-6226


                                      UNITED MISSOURI BANK OF KANSAS
                                      CITY, N.A. FOR THE BENEFIT OF
                                      EDWARD M. LEONARD



                                      By
                                         ----------------------------

                     Address:         1010 Grand
                                      P.O. Box 419226
                                      Kansas City, MO  64141-6226



                                      By
                                         ----------------------------
                                          ROGER LINQUIST

                     Address: 6688 N. Central Expy., Suite 1170 Dallas, Texas 75206



                                      By
                                         ----------------------------
                                          JOHN A. BELETIC

                     Address:         P.O. Box 18662
                                      Cleveland Heights, OH  44118-0662

                                      By
                                         ------------------------------
                                          JOHN D. BELETIC

                     Address:         6688 N. Central Expy., Suite 800
                                      Dallas, Texas  75206



                                      By
                                         ------------------------------
                                          JOHN D. BELETIC AS CUSTODIAN
                                          FOR ALLISON C. BELETIC


                     Address:         6688 N. Central Expy., Suite 800
                                      Dallas, Texas  75206



                                      By
                                         ------------------------------
                                          WALTER F. LOEB

                     Address:         P.O. Box 1155
                                      New York, NY  10580



                                      By
                                         ------------------------------
                                          VICK T. COX

                     Address:         6688 N. Central Expy., Suite 800
                                      Dallas, Texas  75206



                                      By
                                         ------------------------------
                                          FRANCES W. HOPKINS

                     Address:         6688 N. Central Expy., Suite 800
                                      Dallas, Texas  75206



                                      By
                                         ------------------------------
                                          SANDRA D. NEAL

                     Address:         6688 N. Central Expressway
                                      Suite 800
                                      Dallas, Texas  75206

                                      By
                                         ------------------------------
                                          RICHARD S. NELSON

                     Address:         6688 N. Central Expy., Suite 800
                                      Dallas, Texas  75206



                                      By
                                         ------------------------------
                                          MARY JO HERNANDEZ SABETI


                     Address: 6688 N. Central Expy., Suite 800 Dallas, Texas 750206



                                      By
                                         ------------------------------
                                          GARI L. CHEEVER

                     Address:         520 Lowell Avenue
                                      Palo Alto, CA  94301



                                      By
                                         ------------------------------
                                          G. CLAY MYERS

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          KENNETH L. HILTON

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206

                                      By
                                         ------------------------------
                                          HOMER HUDDLESTON

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206

                                      By
                                         ------------------------------
                                          DOUGLAS S. GLEN

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          CAROL W. DICKSON

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206


                                      By
                                         ------------------------------
                                          LAWRENCE H. WECSLER

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          DOUGLAS H. KRAMP

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          PAUL L. TURNER

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206

                                      By
                                         ------------------------------
                                          JACK D. HANSON

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206

                                      By
                                         ------------------------------
                                          THOMAS C. KEYS

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          TODD A. BERGWALL

                     Address:         6688 N. Central Expy.
                                      Suite 800
                                      Dallas, Texas 75206



                                      By
                                         ------------------------------
                                          CESARY PASIUK

                     Address:         c/o Kaplan Choate & Co.
                                      880 Third Avenue
                                      New York, NY 10022